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                                                                   Exhibit 10.11

                                  CORRECTION TO

                        CHANGE OF CONTROL AND RESTRICTIVE
                               COVENANT AGREEMENT

      This Correction to Change of Control and Restrictive Covenant Agreement ("Correction") is entered into this 13th day of April, 2005 by and among John M. Toma ("Executive"), PRG-Schultz USA, Inc., a Georgia corporation ("USA"), and PRG-Schultz International, Inc., a Georgia corporation that owns all of the capital stock of USA ("PRGS").

      WHEREAS, Executive and USA executed that certain Change of Control and Restrictive Covenant Agreement dated February 14, 2005 ("Change of Control Agreement"), under which (among other things) (i) USA granted Executive an opportunity to earn a "Transaction Success Fee"; (ii) PRGS granted Executive 40,000 shares of restricted stock; and (iii) the parties agreed to new restrictive covenants; and

      WHEREAS, the parties intended that the Change of Control Agreement should revise the definition of the term "Good Reason" in Executive's pre-existing Employment Agreement to generally be consistent with that of USA's other key officers, but neither party intended for Executive's right to termination payments upon a "Change of Control" (as that term was defined in Mr. Toma's pre-existing Employment Agreement, and not as defined in the Change of Control Agreement) to be curtailed or otherwise altered; and

      WHEREAS, the resolutions of the Compensation Committee and the independent directors of PRGS authorized the revision of the definition of the term "Good Reason" to be generally consistent with that of USA's other key officers, but did not authorize a curtailment or alteration in Executive's termination payments upon a "Change of Control"; and

      WHEREAS, the parties have determined to execute this Correction to reflect the true agreement of the parties, and to reflect the intent of, and authority granted by, the Compensation Committee and the independent directors regarding Mr. Toma's continuing entitlement to a termination payment upon a "Change of Control";

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Section 4(b) of the Change of Control Agreement is hereby deleted in its entirety and replaced by the following:

            "(b) Section 11(c) of the Employment Agreement is hereby deleted in its entirety and replaced by the following:

                  `(c) This  Agreement  may be  terminated  by Employee for Good
            Reason upon thirty (30) days prior written notice of termination served personally in accordance with Section 15 hereof, at the address of the Company's then-current principal executive offices, such Good Reason
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            being  specified  in the notice;  provided  that at the time of such notice to the Company, there is no basis for termination by the Company of Employee's employment for `cause.' For purposes of this Agreement (and not for purposes of any provision of the Change of Control Agreement apart from Section 4 thereof), `Good Reason' shall have the meaning ascribed to such term in the Change of Control Agreement, except that such `Good Reason' definition shall also include the event that there is a `Change of Control' (as defined below) of PRG-Schultz International, Inc. (`PRGS'). For purposes of this Agreement (and not for purposes of any provision of the Change of Control Agreement apart from Section 4 thereof), a `Change of Control' shall have occurred if:

                        (A) a majority of the directors of PRGS shall be persons
                  other than persons:

                              (1) for whose  election  proxies  shall  have been
                        solicited by the board; or

                              (2) who are then serving as directors appointed by
                        the board to fill vacancies on the board caused by death or resignation, but not by removal, or to fill newly-created directorships; or

                        (B) a majority of the  outstanding  voting power of PRGS
                  shall have been acquired or beneficially owned by any person (other than PRGS or a subsidiary of PRGS) or any two or more persons acting as a partnership, limited partnership, syndicate or other group, entity or association acting in concert for the purpose of voting, acquiring, holding or disposing of voting stock of PRGS; or

                        (C) there shall have occurred:

                              (1) a merger or consolidation of PRGS with or into
                        another corporation, other than (1) a merger or consolidation with a subsidiary of PRGS or (2) a merger or consolidation in which the holders of voting stock of PRGS immediately prior to the merger as a class hold immediately after the merger at least a majority of all outstanding voting power of the surviving or resulting corporation or its parent; or

                              (2) a statutory  exchange of shares of one or more
                        classes or series of outstanding voting stock of PRGS for cash, securities or other property, other than an exchange in which the holders of voting stock of PRGS immediately prior to the exchange as a class hold immediately after the exchange at least a majority of all outstanding voting power of the entity with which the PRGS stock is being exchanged; or

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                              (3)  the  sale  or  other  disposition  of  all or
                        substantially   all  of  the  assets  of  PRGS,  in  one
                        transaction or a series of transactions, other than a sale or disposition in which the holders of voting stock of PRGS immediately prior to the sale or disposition as a class hold immediately after the exchange at least a majority of all outstanding voting power of the entity to which the assets of PRGS are being sold; or

                              (4) the liquidation or dissolution of PRGS.'"

      2. This Correction shall inure to the benefit of, and be binding upon, the respective legal representatives, successors, and assigns of the parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]

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      IN WITNESS  WHEREOF,  the undersigned  have executed this Correction as of the date set forth above.

EXECUTIVE:

/s/ John M. Toma                                        Date: April 13, 2005
------------------------------------                    -----------------------
John M. Toma

Address:
        ----------------------------

        ----------------------------

"USA":

PRG-SCHULTZ USA, Inc.

By: /s/ John M. Cook                                    Date: April 13, 2005
    --------------------------------                    -----------------------
Title: Chairman and CEO
       -----------------------------

Address:    600 Galleria Parkway
            Suite 100
            Atlanta, Georgia 30339
Attention:  Marie Neff, Executive Vice President-Human Resources

"PRGS":

PRG-SCHULTZ INTERNATIONAL, Inc.

By: /s/ John M. Cook                                    Date: April 13, 2005
    --------------------------------                    -----------------------
Title: Chairman and CEO
       -----------------------------

Address:    600 Galleria Parkway
            Suite 100
            Atlanta, Georgia 30339
Attention:  Marie Neff, Executive Vice President-Human Resources

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